UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019 (September 26, 2019)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c) Departure and Appointment of Certain Officers

On September 26, 2019, Union Pacific Corporation (the Company) announced that Robert M. Knight, Jr. will retire as Executive Vice President and Chief Financial Officer effective December 31, 2019. Until Mr. Knight’s retirement date, he will continue in his role as Executive Vice President and Chief Financial Officer, overseeing the financial reporting process and assisting with the transition of responsibilities to his successor.

The Board of Directors of the Company (the Board), acting upon recommendation of the Compensation and Benefits Committee, approved the appointment of Jennifer L. Hamann, as its Executive Vice President and Chief Financial Officer, effective January 1, 2020. Ms. Hamann, age 52, currently serves as Senior Vice President-Finance. Ms. Hamann has been with the Company for 27 years, and previously held leadership positions in Investor Relations and Marketing and Sales. She also formerly served as General Auditor and worked in Workforce Resources. Ms. Hamann will receive an annual base salary of $525,000.00, with a target bonus and other compensation for 2020 to be set by the Board, in February 2020, consistent with the Company’s annual compensation program.

There is no arrangement or understanding between Ms. Hamann and any other person pursuant to which she was selected as an officer. There are no family relationships between Ms. Hamann and any director or executive officer of the Company. Ms. Hamann is not a party to any transaction in which the Company is a participant.

Item 7.01 Regulation FD Disclosure.

On September 26, 2019, the Company issued a press release regarding the retirement of Mr. Knight as Executive Vice President and Chief Financial Officer effective December 31, 2019 and appointment of Ms. Hamann as Executive Vice President and Chief Financial Officer effective January 1, 2020. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1Press Release of Union Pacific Corporation dated September 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2019

UNION PACIFIC CORPORATION

By:	/s/ Rhonda S. Ferguson
Rhonda S. Ferguson
Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Union Pacific Corporation dated September 26, 2019.